Acquisition of Natural Plant Extract of California, Inc.	9 Months Ended
May 31, 2021
Notes to Financial Statements
Acquisition of Natural Plant Extract of California, Inc.

Note 7. Acquisition of Natural Plant Extract of California, Inc.

On August 31, 2020 we issued a convertible promissory note pursuant to a Stock Purchase Agreement (the “SPA) with Robert L. Hymers, III (“Hymers”) to acquire 266,667 shares of common stock of Natural Plant Extract of California Inc., a California corporation (“NPE”), representing 18.8% of the outstanding capital stock of NPE on a fully diluted basis. With the exception of the entry into the subject material definitive agreements, no material relationship exists between us, or any of our affiliates or control persons and Hymers. Under the terms of the SPA, we acquired all rights and responsibilities of the equity stake for a purchase price of Two Million Forty Thousand United States Dollars ($2,040,000) (the “Purchase Price”). Relative to the payment of the Purchase Price, we agreed to: 1) pay Hymers twenty thousand dollars ($20,000) each month for a period of twenty-seven (27) months, with the first payment commencing September 1, 2020 and the remaining payments due and payable on the first day of each subsequent month until Hymers has received Five Hundred Forty Thousand United Stated Dollars ($540,000), and 2) issue Hymers a convertible promissory note in the amount of One Million Five Hundred Thousand United States Dollars ($1,500,000) (the “Note”). The Note bears interest at ten percent (10%) per annum. Hymers has the right at any time six (6) months after the issuance date to convert all or any part of the outstanding and unpaid principal, interest, fees, or any other obligation owed pursuant to the note. Conversion Price shall be calculated as follows: 60% of the lowest Trading Price of the common shares during the ten (10) days preceding the date the Company receive a notice of conversion. Unless permitted by the applicable rules and regulations of the principal securities market on which the common stock is then listed or traded, in no event shall we issue upon conversion of or otherwise pursuant to the note and the other notes issued, more than the maximum number of shares of common stock that we can issue pursuant to any rule of the principal United States securities market on which the common stock is then traded, which shall be 4.99% of the total shares outstanding at any time. A debt discount of $54,212 on the note payable at issuance was calculated based on the present value of the note using an implied interest rate of 10%. A debt discount of $270,886 was recognized. Accordingly, we recorded an initial value of its investment in NPE of $1,714,903.

On June 11, 2021, we amended the material definitive agreement with Hymers. The amendment relieved us from having to make monthly payments of $20,000 to Hymers in exchange for our issuing a convertible promissory note to Hymers for the balance owed of $440,000.

On January 27, 2021, the Company acquired an additional 18.8% interest in NPE from Edward Manolos, a Director of the Company and a related party. The Company issued 11,383,929 shares of common stock, which had a fair value of $1,821,429.

On February 16, 2021, we purchased 266,667 shares of common stock of NPE from Alan Tsai, in exchange for the issuance of 1,436,368 common shares of the Company, with a fair value of $400,747. Other than with respect to the transaction, there was no material relationship between Mr. Tsai and us. By virtue of the transaction, we acquired 18.8% of the outstanding capital stock of NPE, bringing our total beneficial ownership in NPE to 56.5%. The transfer of control constituted an acquisition of NPE by the Company (the “NPE Acquisition”). For the three month period following the one year anniversary of the closing date, Mr. Tsai has the sole and irrevocable option to require the Company to repurchase the common shares issued to Mr. Tsai. If the value of the shares at the time notice is given is less than $150,000, Mr. Tsai will receive $150,000. If the value of the shares at the time notices is given is greater than $150,000, then Mr. Tsai will receive the market value of the shares.

As a result of the transaction, we became party to a Shareholder Agreement with respect to our ownership over the NPE Shares, dated June 5, 2020, by and among Alan Tsai, Robert Hymers III, Betterworld Ventures, LLC (“BWV”), Marijuana Company of America, Inc. and NPE. The Joinder Agreement contains terms and conditions including, but not limited to: the ownership and management of NPE, rights of shareholders concerning the transfer of shares in NPE, pre-emptive rights, drag-along rights, confidentiality, and term and termination.

The NPE acquisition is being accounted for as a business combination under ASC 805 as a result of the transfer of control. Immediately prior to obtaining control, our total investment in NPE was adjusted to fair value of $3,684,347, resulting in a loss on investment of $359,391.

The following information summarizes the provisional purchase consideration and preliminary allocation of the fair values assigned to the assets at the purchase date:

Preliminary Purchase Price Allocation:
Cash	2,200
Accounts receivable	193,607
Notes receivable	162,247
Property and equipment	1,338,569
Right of use asset – operating lease	607,306
Goodwill	8,098,603
Total assets acquired	$10,402,532

Accounts payable and accrued expenses	289,591
Right of use liability – operating lease	607,306
Notes payable	1,825,101
Notes payable – related party	105,539
Total Liabilities Assumed	$2,827,537

As a result of the NPE acquisition, we recognized a non-controlling interest as of the date of the acquisition of $3,849,293. Our consolidated revenues and net loss for the nine months ended May 31, 2021 included the results of operations since the acquisition date of NPE of $951,989 and net loss of $211,738, respectively. Our consolidated revenues and net loss for the three months ended May 31, 2021 included the results of operations since the acquisition date of NPE of $933,125 and net loss of $193,941, respectively

Unaudited Pro Forma Financial Information

The following table sets forth the pro-forma consolidated results of operations for the three and nine months ended May 31, 2021 and 2020 as if the NPE acquisition occurred on September 1, 2019. The pro forma results of operations are presented for informational purposes only and are not indicative of the results of operations that would have been achieved if the acquisitions had taken place on the dates noted above, or of results that may occur in the future.

	For the three months ended		For the nine months ended
	May 31, 2021 Pro Forma	May 31, 2020 Pro Forma	May 31, 2021 Pro Forma	May 31, 2020 Pro forma
Revenue	$1,041,495	$515,808	$1,920,357	$888,297
Operating loss	(1,777,302)	(1,303,011)	(2,122,931)	(2,266,320)
Net loss attributable to common shareholders of Cannabis Global	(3,997,263)	(2,807,892)	(6,781,353)	(4,319,901)
Net loss per common share	$(0.06)	$(0.11)	$(0.12)	$(0.17)